EXHIBIT 10.3

ACCEPTANCE AND WAIVER

Reference is hereby made to that certain Agreement and Plan of Merger (the “Agreement”) dated as of June 1, 2011 among China Youth Media, Inc., China Youth Media Merger Sub, Inc., and Midwest Energy Emissions Corp. (the “Company”).

The undersigned hereby accepts the delivery of (a) the audited balance sheets of the Company as of December 31, 2009 and 2010 and the related audited statements of income, statements of cash flows and changes in stockholders’ equity for the years then ended, and the notes relating thereto, and (b) the unaudited balance sheets of the Company as of April 30, 2011, and the related unaudited statements of income, statements of cash flows and changes in stockholders’ equity for the four month periods ended April 30, 2011 and 2010, and the notes relating thereto, in full compliance of the requirements set forth in Section 7.8 of the Agreement, and hereby waives any other condition in the Agreement contrary thereto.

Dated as of June 21, 2011

CHINA YOUTH MEDIA, INC.,

By:	/S/Jay Rifkin
Name: Title:	Jay Rifkin Chief Executive Officer
CHINA YOUTH MEDIA MERGER SUB, INC.,
By:	/S/Jay Rifkin
Name: Title:	Jay Rifkin Chief Executive Officer